                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 11, 2004

                         Commission file number: 1-5256

                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                                    23-1180120
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification number)


                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)
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ITEM 9 - Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On February 11, 2004, VF Corporation issued a press release setting forth the full year 2003 earnings. A copy of the press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

      99.1 Press release issued by VF Corporation on February 11, 2004.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    V.F. CORPORATION
                                          (Registrant)

                                    By:   /s/ Robert K. Shearer
                                       ----------------------------------
                                          Robert K. Shearer
                                          Vice President - Finance & Global
                                          Processes and Chief Financial Officer
                                          (Chief Financial Officer)

Date:  February 11, 2004


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION           SEQUENTIAL PAGE NUMBER
------                             -----------           ----------------------
 99.1                       Press release issued by                5
                              VF Corporation on
                              February 11, 2004


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